SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  April 13, 1998


                            DYNAMIC ASSOCIATES, INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)



   NEVADA         33-55254-03                87-0473323
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(State or other   (Commission File Number)   (IRS Employer
jurisdiction of	                           Identification Number)
incorporation)


6955 E. Caballo Drive
Paradise Valley, Arizona                     85253
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(Address of principal                        (Zip Code)
executive offices)

Registrants telephone number, including area code (602) 483-8700
                                                  ---------------

6609 North Scottsdale Road
Suite B-150
Scottsdale, Arizona                          85251
--------------------------   	               --------------------
(Former name or former address,              (Zip Code)
if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 30, 1999, Dynamic Associates, Inc. (the "Company") entered into a Capital Contribution Agreement with ACS2, Inc.
("ACS") and Advanced Clinical Systems, Inc. ("Advanced") under

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which the Company contributed its operating subsidiaries, Genesis
Health Management Company ("Genesis") and Geriatric Care Centers of America, Inc. ("GCCA"), and ACS contributed its subsidiary, Advanced, and the operating subsidiaries of Advanced to a newly formed Nevada Limited Liability Company known as Advanced-Dynamic, LLC ("LLC"). In consideration of which, each of the Company and ACS received a fifty percent (50%) equity interest in the LLC. Genesis and GCCA are referred to together as the "Dynamic Subsidiaries" and Advanced and all of the subsidiaries of Advanced are referred to together as the "Advanced Subsidiaries". The Capital Contribution Agreement and the contributions to the LLC were completed contemporaneously on March 30, 1999 with the parties agreement to the LLC's Operating Agreement. The LLC's Operating Agreement sets forth the agreement of the Company and ACS with respect to the ownership and management of the LLC, the Dynamic Subsidiaries and the Advanced Subsidiaries pending consummation of a proposed merger of ACS into Dynamic Acquisition Corporation ("DAC"), a newly formed, wholly owned subsidiary of Dynamic (the "Merger"). The LLC's Operating Agreement also sets for the agreement of the Company and ACS to dissolve the LLC and return the subsidiaries to their respective companies in the event that the Merger (more fully described below) is not consummated by December 15, 1999. All the terms and conditions of the Capital Contribution Agreement and the LLC Operating Agreement are attached hereto as Exhibits 1 and 3 respectively, and incorporated by this reference.

On the same date (March 30, 1999), the Company, DAC, ACS and Advance also entered into an agreement and plan of Merger (the "Merger Agreement"). This Merger Agreement contemplated that upon approval by the holders of a majority of the outstanding shares of common stock of the Company at the Annual Meeting of shareholders to be held on June 4, 1999 (and the satisfaction or waiver of the other conditions of the Merger and Contribution Agreements), a merger will take place between DAC and ACS. Upon completion of the Merger, DAC will be the surviving company and will remain a wholly-owned subsidiary of the Company. ACS will cease to exist and the ACS shareholders will become shareholders of the Company based on an exchange of shares that will provide existing ACS shareholders with newly issued common stock representing approximately 55% of the outstanding shares of the Company. Thereafter, the Company will directly or indirectly, be the sole controlling shareholder of all the Advanced and Dynamic
Subsidiaries. All the terms and conditions upon which the Merger is to be effected are set forth in the Merger Agreement, attached hereto as Exhibit 2, and incorporated by this reference.

The Company has also agreed to enter into a Registration Rights Agreement with the ACS Stockholders upon closing of the Merger (the "Registration Rights Agreement"). Under this agreement, the Company will grant registration rights to the ACS Stockholders covering 50% of the shares of the Company's common stock to be issued upon consummation of the Merger. These rights will require the Company to file a registration statement pursuant to the Securities Act of 1933 to qualify 25% of the shares issued to the ACS stockholders within 90 days of closing of the Merger, and an additional registration statement covering an additional 25% of the shares at the one year anniversary of the Merger. The form of Registration Rights Agreement is attached as Exhibit 4 to this report, and incorporated by this reference.

The number of shares of the Company issued to the ACS Stockholders upon consummation of the Merger will be subject to adjustment based on the fiscal performance of the Advanced Subsidiaries and the Dynamic Subsidiaries for the year ending December 31, 1999. The Company and the ACS

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                            3

Stockholders will therefore also enter into an escrow agreement upon consummation of the Merger that sets forth the terms of this adjustment (the "Escrow Agreement"). The terms of this agreement are contained in full in the Escrow Agreement attached to this report as Exhibit 5, and incorporated by this reference.

The terms and conditions of the Capital Contribution Agreement, the Operating Agreement, the Merger Agreement, the Registration Rights Agreement and the Escrow Agreement were determined through arms-length negotiations between the representatives of the Company and ACS.

The preceding information is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is included with this report as Exhibit 2, the Capital Contribution Agreement, a copy of which is included in this report as Exhibit 1, the LLC's Operating Agreement, a copy of which is included in this report as Exhibit 3, the Registration Rights Agreement, a copy of which is included in this report as Exhibit 4, and the Escrow Agreement, a copy of which is included in this report as Exhibit 5.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

No cash was exchanged in this transaction; nor will it.

The most recent financial information for the Company can be found in its Form 10K to be filed by April 15, 1999. Such information is incorporated by reference herein.

The consolidated financial statements of ACS, Advanced and their subsidiaries are not included in this report but shall be filed by amendment within the next sixty (60) days.

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                             4

Exhibit Number   Description

1 		     Capital Contribution Agreement
2                Agreement and Plan of Merger
3                Operating Agreement of Advanced-Dynamic, LLC
4                Registration Rights Agreement
5                Escrow Agreement

ITEM 8.  CHANGE IN FISCAL YEAR

     None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)   DYNAMIC ASSOCIATES, INC.

/s/ Jan Wallace
-----------------------------------
Jan Wallace, President*

Date: April 13, 1998
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*Print name and title of the signing officer under his/her
signature.